Exhibit 4.2

EXECUTION COPY

AMENDMENT NO. 8 TO AND WAIVER UNDER

THE CREDIT AGREEMENT

Dated as of March 18, 2005

AMENDMENT NO. 8 TO AND WAIVER UNDER THE CREDIT AGREEMENT, dated as of March 18, 2005 (this “Amendment”), among DRESSER, INC., a Delaware corporation (the “U.S. Borrower”), D.I. LUXEMBOURG S.A.R.L., a corporation organized and existing under the laws of Luxembourg (the “Euro Borrower”, and, collectively with the U.S. Borrower, the “Borrowers”), DRESSER HOLDINGS, INC., a Delaware corporation (“Dresser Holdings” or the “Parent”), DEG ACQUISITIONS, LLC, a Delaware limited liability company (“DEG Acquisitions”), the Lenders listed on the signature pages hereto and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrowers, DEG Acquisitions, the Subsidiary Guarantors, the Lender Parties party thereto and the Agents have entered into a Credit Agreement dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 thereto dated as of June 30, 2003, Amendment No. 6 and Waiver dated as of August 5, 2003 and Amendment No. 7 to the Credit Agreement dated as of March 1, 2004 and as modified by the Consent dated as of June 3, 2004 (as so amended and modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement). Dresser Holdings has entered into an Assignment and Assumption Agreement dated as of July 3, 2002 with DEG Acquisitions whereby Dresser Holdings assumed the duties and liabilities of DEG Acquisitions under the Credit Agreement and the Security Agreement.

WHEREAS, the Borrowers desire to (a) amend certain provisions of the Credit Agreement and (b) waive certain Defaults and Events of Default under the Credit Agreement, in each case as provided herein;

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to grant the Borrowers’ request as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is, effective as of the date hereof, hereby amended as follows:

(a) The definition of “EBITDA” is amended by adding to the table contained therein the following additional rows:

“June 30, 2003	U.S.$	43,262,000

September 30, 2003	U.S.$	46,807,000

December 31, 2003	U.S.$	51,662,000

March 31, 2004	U.S.$	35,773,000

June 30, 2004	U.S.$	51,611,000

September 30, 2004	U.S.$	59,891,000

December 31, 2004	U.S.$	46,064,000

(b) Section 5.01 is amended by adding the following clause (q) at the end thereof:

“(q) Prior to May 31, 2005, the U.S. Borrower shall furnish to the Agents and the Lender Parties (i) audited annual financial statements for the Fiscal Year ended in 2004 and (ii) to the extent that the annual financial statements for the Fiscal Years ended in 2001, 2002 or 2003 are required to be restated in connection with the preparation of such financial statements for the Fiscal Year ended in 2004, revised audited financial statements for such Fiscal Years, in each case as required by Section 5.03(b).”

(c) Section 5.04(a) of the Credit Agreement is hereby amended by replacing the table contained therein with the following:

Quarter Ending	Ratio
March 31, 2002	4.90:1.00
June 30, 2002	4.90:1.00
September 30, 2002	4.90:1.00
December 31, 2002	5.50:1.00

March 31, 2003	5.75:1.00
June 30, 2003	5.95:1.00
September 30, 2003	5.95:1.00
December 31, 2003	5.30:1.00

March 31, 2004	5.30:1.00
June 30, 2004	5.30:1.00
September 30, 2004	5.30:1.00
December 31, 2004	5.30:1.00

March 31, 2005	5.30:1.00
June 30, 2005	5.30:1.00
September 30, 2005	5.30:1.00
December 31, 2005	4.90:1.00

March 31, 2006	4.90:1.00
June 30, 2006	4.90:1.00
September 30, 2006	4.90:1.00
December 31, 2006	4.70:1.00

For each fiscal quarter thereafter	4.70:1.00

(d) Section 6.01(c) is amended by substituting for “or (p)” where it appears therein the following: “, (p) or (q)”.

SECTION 2. Waiver and Standstill. (a) Subject to Section 3 hereof, the Required Lenders hereby waive any Default or Event of Default in respect of the provisions of Sections 2.06(b)(ii) (but only in respect of equity proceeds in an amount not greater than $10,000,000 used to finance an asset acquisition), 2.07(a), 2.08(c), 3.01(a)(vi), 3.01(c), 3.01(e), 3.01(i), 3.02, 4.01(g), 4.01(h), 4.01(i), 4.01(j), 4.01(q)(ii), 5.01(a), 5.01(g), 5.02(b)(ii)(F) and (G), 5.02(f)(vii), (viii) and (ix), 5.02(g), 5.03(a), 5.03(b), 5.03(c), 5.03(d), 5.04(a) and 5.04(b) of the Credit Agreement and any related or substantially comparable provision of any Loan Document, in each case consisting of, resulting from or relating in any respect to (i) the re-audit, revision or restatement of any financial statement delivered prior to the date of this Amendment by the U.S. Borrower or any of its Subsidiaries (including, without limitation, any misstatement therein or in any certificate, representation or warranty relating thereto and any error, defect or deficiency in accounting procedures or in the application of accounting principles reflected thereby or relating thereto), (ii) any failure to deliver any such financial statement or the 2004 audited annual financial statements when or as required, except as required by Section 5.01(q), (iii) any failure to comply with any obligation that became required to be performed or observed under any of such provisions by reason of the occurrence of any such Default or Event of Default or (iv) any misstatement as to the absence of any such Default or Event of Default.

(b) Subject to Section 3 hereof, the Required Lenders waive any Default or Event of Default now existing or hereafter arising under Section 6.01(e) of the Credit Agreement resulting from a default under Section 4.03 of the Indenture under which the Senior Subordinated Debt was issued; provided, however, that the exercise by the Trustee or the requisite holders of Senior Subordinated Notes of their right to give a notice of acceleration pursuant to Section 6.02 of such Indenture by reason of the existence of such default under Section 4.03 of the Indenture shall constitute an immediate Event of Default.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 8 Effective Date”) when each of the conditions set forth in this Section 3 to this Amendment shall have been fulfilled to the satisfaction of the Administrative Agent.

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, (b) the Administrative Agent and (c) the Required Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

(ii) Payment of Fees and Expenses. The U.S. Borrower shall have paid (a) to the Administrative Agent, for the benefit of each Lender executing this Amendment on or before March 17, 2005, a fee equal to 0.05% of the aggregate Revolving Credit Commitments and Tranche C Term Advances of each such Lender and (b) all expenses (including the fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

(iii) Execution of Consent. The Administrative Agent shall have received counterparts of a Consent substantially in the form of Exhibit A to this Amendment, duly executed by each of the entities listed therein.

(iv) Waiver Under Refinancing Loan Agreement. The requisite number of lenders under the Refinancing Loan Agreement shall have agreed to waive any defaults under the Refinancing Loan Agreement arising from the matters referred to herein, on terms satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

(a) On the date hereof, after giving effect to this Amendment No. 8, (i) no event has occurred and is continuing, or would result from the effectiveness of this Amendment No. 8, that constitutes a Default and (ii) all representations and warranties set forth in the Loan Documents shall be true and correct in all material respects.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrowers of this Amendment No. 8 and by the Guarantors and the Grantors of the consent attached hereto or other transactions contemplated hereby.

(c) This Amendment No. 8 has been duly executed and delivered by the Borrowers. The consent attached hereto has been duly executed and delivered by each of the Guarantors and the Grantors. This Amendment No. 8 and each of the other Loan Documents, as amended hereby, to which each Borrower, each Guarantor and each Grantor is a party are legal, valid and binding obligations of such Borrower, such Guarantor and such Grantor, as applicable, enforceable against such Borrower, such Guarantor and such Grantor, as applicable, in accordance with their respective terms.

SECTION 5. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 8. Entire Agreement; Modification. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[Signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

DRESSER, INC., as U.S. Borrower

	By:		/s/ JAMES A. NATTIER
		Name:	James A. Nattier
		Title:	Chief Financial Officer and Executive Vice President

[STAMP]	D.I. LUXEMBOURG S.A.R.L., as Euro Borrower

	By:		/s/ JAMES A. NATTIER
		Name:	James A. Nattier
		Title:	Manager

DEG ACQUISITIONS, LLC

By:	FIRST RESERVE FUND VIII, L.P., a Delaware limited partnership, its Manager

By:	FIRST RESERVE GP VIII, L.P., a Delaware limited partnership, its general partner

By:	FIRST RESERVE CORPORATION, a Delaware corporation, its general partner

By:		/s/ Jennifer C. Zurrilli
	Name:	Jennifer C. Zurrilli
	Title:	Chief Financial officer

[STAMP]	DRESSER HOLDINGS, INC.

	By:		/s/ JAMES A. NATTIER
		Name:	James A. Nattier
		Title:	Executive Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:		/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Managing Director

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:		/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Managing Director

EXHIBIT A TO AMENDMENT NO. 8

CONSENT

Reference is made to the Credit Agreement, dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 dated as of June 30, 2003, Amendment No. 6 and Waiver thereto dated as of August 5, 2003 and Amendment No. 7 thereto dated as of March 1, 2004 and as modified by the Consent dated as of June 3, 2004, among the Borrowers, the Lender Parties party thereto, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (such Credit Agreement, as so amended and modified, the “Credit Agreement”).

Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 8 to and Waiver under the Credit Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 8 to and Waiver under the Credit Agreement and (b) the Collateral Documents to which such Person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations and the Guaranteed Obligations, respectively (in each case, as defined therein).

DEG ACQUISITIONS, LLC

By:	FIRST RESERVE FUND VIII, L.P., a Delaware limited partnership, its Manager

By:	FIRST RESERVE GP VIII, L.P., a Delaware limited partnership, its general partner

By:	FIRST RESERVE CORPORATION, a Delaware corporation, its general partner

By:		/s/ JENNIFER C ZURRILLI
	Name:	Jennifer C Zurrilli
	Title:	Chief Financial Officer

DRESSER HOLDINGS, INC.

	By:		/s/ JAMES A. NATTIER
		Name:	James A. Nattier
		Title:	Executive Vice President

DRESSER INTERNATIONAL, INC.

	By:		/s/ JAMES A. NATTIER
		Name:	James A. Nattier
		Title:	Executive Vice President

DRESSER RE, INC.

[STAMP] 23	By:		/s/ JAMES A. NATTIER
		Name:	James A. Nattier
		Title:	Executive Vice President

DRESSER RUSSIA, INC.

	By:		/s/ JAMES A. NATTIER
		Name:	James A. Nattier
		Title:	Executive Vice President

LVF HOLDING CORPORATION

	By:		/s/ JAMES A. NATTIER
		Name:	James A. Nattier
		Title:	Executive Vice President

DRESSER ENTECH, INC.

	By:		/s/ JAMES A. NATTIER
		Name:	James A. Nattier
		Title:	Executive Vice President

RING-O VALVE, INCORPORATED

	By:		/s/ JAMES A. NATTIER
		Name:	James A. Nattier
		Title:	Executive Vice President

[STAMP]	DRESSER CHINA, INC.

	By:		/s/ JAMES A. NATTIER
		Name:	James A. Nattier
		Title:	Executive Vice President

LENDERS

ULT CBNA Loan Funding LLC, for itself or as agent for ULT CFPI Loan Funding LLC

By:		/s/ DOMINIC BLEA
	Name:	Dominic Blea
	Title:	As Attorney-in-Fact

LENDERS

ALLIED IRISH BANKS PLC.

By:		/s/ ROISIN O’CONNELL
	Name:	Roisin O’Connell
	Title:	Assistant Vice President

By:		/S/ JOSEPH S. AUGUST_____
	Name:	JOSEPH S. AUGUST_____
	Title:	Vice President

LENDERS

SunAmerica Life Insurance Company

By:	AIG Global Investment Corp.
Its Investment Advisor

By:	/s/ W. JEFFREY BAXTER
Name:	W. Jeffrey Baxter
Title:	Vice President

Galaxy CLO 2003-1, Ltd.

By:	AIG Global Investment Corp.
Its Investment Advisor

By:	/s/ W. JEFFREY BAXTER
Name:	W. Jeffrey Baxter
Title	Vice President

Galaxy III CLO, Ltd.

By:	AIG Global Investment Corp.
Its Investment Advisor

By:	/s/ W. JEFFREY BAXTER
Name:	W. Jeffrey Baxter
Title	Vice President

Galaxy CLO 1999-1, Ltd.

By:	AIG Global Investment Corp.
As Collateral Manager

By:	/s/ W. JEFFREY BAXTER
Name:	W. Jeffrey Baxter
Title	Vice President

LENDERS

Allstate Life Insurance Company
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	CHRIS GOERGEN
	Title:	Authorized Signatory

By:		/S/ JERRY D. ZINKULA	[STAMP]
	Name:	JERRY D. ZINKULA
	Title:	Authorized Signatory

AIMCO CDO Series 2000-A
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	CHRIS GOERGEN
	Title:	Authorized Signatory

By:		/S/ JERRY D. ZINKULA	[STAMP]
	Name:	JERRY D. ZINKULA
	Title:	Authorized Signatory

AIMCO CDO Series 2001-A
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	CHRIS GOERGEN
	Title:	Authorized Signatory

By:		/S/ JERRY D. ZINKULA	[STAMP]
	Name:	JERRY D. ZINKULA
	Title:	Authorized Signatory

LENDERS

AMMC CLO III, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:		/S/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDERS

NORTHWOODS CAPITAL III, LIMITED

BY:	ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER
[Print Name of Financial Institution]

By:		/s/ JOHN W. FRASER
	Name:	JOHN W. FRASER
	Title:	MANAGING DIRECTOR

LENDERS

NORTHWOODS CAPITAL IV, LIMITED

BY:	ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER
[Print Name of Financial Institution]

By:		/s/ JOHN W. FRASER
	Name:	JOHN W. FRASER
	Title:	MANAGING DIRECTOR

LENDERS

NAVIGATOR CDO 2004, LTD.

By:	Antares Asset Management Inc., as Agent

By:		/s/ DAVID SCHMACT
	Name:	David Schmact
	Title:	Treasurer

LENDERS

NOVA CDO 2001, LTD.

By:		/s/ DAVID SCHMACT
	Name:	David Schmact
	Title:	Treasurer

LENDERS ARES III CLO Ltd.

By:	ARES III CLO Management LLC,
Investment Manager

By:		/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	VICE PRESIDENT

LENDERS

Ares IV CLO Ltd.

By:	Ares CLO Management IV, L.P., Investment Manager

By:	Ares CLO GP IV, LLC, Its Managing Member

By:		/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	VICE PRESIDENT

LENDERS

Ares VI CLO Ltd.

By:	Ares CLO Management VI, L.P., Investment Manager

By:	Ares CLO GP VI, LLC, Its Managing Member

By:		/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	VICE PRESIDENT

LENDERS

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:		/s/ SETH J. BRUFSKY
	Name:	SETH J. BRUFSKY
	Title:	VICE PRESIDENT

LENDERS

AVENUE CLO FUND, LIMITED

By:		/s/ RICHARD D’ADDARIO
	Name:	RICHARD D’ADDARIO
	Title:	SENIOR PORTFOLIO MANAGER

LENDERS

APEX (IDM) CDO I, LTD.

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2003-I

ELC (CAYMAN) LTD. 1999-II

ELC (CAYMAN) LTD. 1999-III

ELC (CAYMAN) LTD. 2000-I

SEABOARD CLO 2000 LTD.

SUFFIELD CLO, LIMITED

TRYON CLO LTD. 2000-I

By:		Babson Capital Management LLC as Collateral Manager

By:		/s/ GLENN P DUFFY
	Name:	GLENN P DUFFY, CFA
	Title:	Managing Director

NEWTON CDO LTD

By:		Babson Capital Management LLC as Investment Manager

By:		/s/ GLENN P DUFFY
Name:		GLENN P DUFFY, CFA
Title:		Managing Director

SIMSBURY CLO, LIMITED

By:		Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By:		/s/ GLENN P DUFFY
Name:		GLENN P DUFFY, CFA
Title:		Managing Director

MAPLEWOOD (CAYMAN) LIMITED

By:		Babson Capital Management LLC as Investment Manager

By:		/s/ GLENN P DUFFY
Name:		GLENN P DUFFY, CFA
Title:		Managing Director

LENDERS

Sankaty Advisors, LLC as Collateral Manager for A VERY POINT CLO, LTD., as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, Inc., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, LLC, as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty High Yield Asset Partners II, L.P.
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR
PORTFOLIO MANAGER

LENDERS

Sankaty High Yield Partners III, L.P.
[Print Name of Financial Institution]

By:		/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

LENDERS

BIRCHWOOD FUNDING LLC

By:		/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

LENDERS

ELT LTD.

By:		/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

JUPITER LOAN FUNDING LLC

By:		/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

LENDERS

LONG LANE MASTER TRUST II

By:		/s/ ANN E. MORRIS
	Name:	Ann E. Morris
	Title:	Authorized Agent

LONG LANE MASTER TRUST IV

By:		/s/ KELLY W. WARNEMENT
	Name:	KELLY W. WARNEMENT
	Title:	AUTHORIZED AGENT

PPM MONARCH BAY FUNDING LLC

By:		/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

PPM SHADOW CREEK FUNDING LLC

By:		/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

PPM SPYGLASS FUNDING TRUST

By:		/s/ KELLY W. WARNEMENT
	Name:	KELLY W. WARNEMENT
	Title:	AUTHORIZED AGENT

LENDERS

SAWGRASS TRADING LLC

By:		/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

SRF 2000, INC.

By:		/s/ MEREDITH J. KOSLICK
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

WINGED FOOT FUNDING TRUST

By:		/s/ KELLY W. WARNEMENT
	Name:	KELLY W. WARNEMENT
	Title:	AUTHORIZED AGENT

LENDERS

BANK LEUMI USA
[Print Name of Financial Institution]

By:		/s/ JOUNG HEE HONG
	Name:	Joung Hee Hong
	Title:	Vice President

LENDERS

Bank of Tokyo-Mitsubishi Trust Company

By:		/s/ MICHAEL L. ZION
	Name:	Michael L. Zion
	Title:	Vice President

LENDERS

BlackRock Senior Income Series
Magnetite Asset Investors III LLC
Magnetite IV CLO, Limited
Magnetite V CLO, Limited

By:		/s/ Illegible
Name:
Title:

LENDERS

CANADIAN IMPERIAL BANK OF COMMERCE
[Print Name of Financial Institution]

By:		/s/ JOHN C. ROZARIO
	Name:	John C. Rozario
	Title:	Authorized Signatory

By:		/s/ CHARLES HENRY
	Name:	Charles Henry
	Title:	Authorized Signatory

LENDERS

Columbus Loan Funding Ltd.

By:	Travelers Asset Management International Company LLC

By:	/s/ JOHN O’CONNELL
Name:	John O’Connell
Title:	Vice President

LENDERS

Citigroup Investments Corporate Loan Fund Inc.

By:	Travelers Asset Management International Company LLC

By:	/s/ JOHN O’CONNELL
Name:	John O’Connell
Title:	Vice President

LENDERS

CITICORP INSURANCE AND INVESTMENT TRUST

by:	Travelers Asset Management International Company LLC
[Print Name of Financial Institution]

By:		/s/ ALLEN CANTRELL
	Name:	ALLEN CANTRELL
	Title:	INVESTMENT OFFICER

LENDERS

THE TRAVELERS INSURANCE COMPANY
[Print Name of Financial Institution]

By:		/s/ ALLEN CANTRELL
	Name:	ALLEN CANTRELL
	Title:	INVESTMENT OFFICER

LENDERS

CONTINENTAL ASSURANCE COMPANY on behalf of its Separate Account (E)
[Print Name of Financial Institution]

By:		/s/ MARILOU R. MCGIRR	[STAMP]
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

LENDERS

CONTINENTAL CASUALTY COMPANY
[Print Name of Financial Institution]

By:		/s/ MARILOU R. MCGIRR	[STAMP]
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

LENDERS			LENDERS

Crédit Industriel et Commercial			Crédit Industriel et Commercial
[Print Name of Financial Institution]			[Print Name of Financial Institution]

By:		/s/ ANTHONY ROCK	By:		/s/ SEAN MOUNIER
	Name:	Anthony Rock		Name:	Sean Mounier
	Title:	Vice President		Title:	First Vice President

LENDERS

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Island Branch

By:		/s/ JAY CHALL
	Name:	Jay Chall
	Title:	Director

By:		/s/ GREGORY S. RICHARDS
	Name:	GREGORY S. RICHARDS
	Title:	ASSOCIATE

LENDERS

DBS BANK LTD., LOS ANGELES AGENCY
[Print Name of Financial Institution]

By:		/s/ ANDREW KO
	Name:	ANDREW KO
	Title:	GENERAL MANAGER

LENDERS

BRYN MAWR CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DAN HATTORI
Name:	Dan Hattori
Title:	Senior Vice President

LENDERS

FOREST CREEK CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DAN HATTORI
Name:	Dan Hattori
Title:	Senior Vice President

LENDERS

LONG GROVE CLO, LIMITED

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DAN HATTORI
Name:	Dan Hattori
Title:	Senior Vice President

LENDERS

ROSEMONT CLO, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DAN HATTORI
Name:	Dan Hattori
Title:	Senior Vice President

LENDERS

SEQUILS-Cumberland I, Ltd.

By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ DAN HATTORI
Name:	Dan Hattori
Title:	Senior Vice President

LENDERS

Blue Square Funding Limited Series 3
[Print Name of Financial Institution]

By:		/s/ EDWARD SCHAFFER
	Name:	Edward Schaffer
	Title:	Vice President

LENDERS

COSTANINUS EATON VANCE CDO V, LTD.

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE CDO III, LTD.

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE CDO VI, LTD.

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE FLOATING-RATE INCOME TRUST

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE LIMITED DURATION INCOME FUND

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE SENIOR FLOATING-RATE TRUST

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE SENIOR INCOME TRUST

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

EATON VANCE VT FLOATING-RATE INCOME FUND

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

GRAYSON & CO

BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian

By:	Eaton Vance Management Attorney-in-fact
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

TOLLI & CO.

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[Print Name of Financial Institution]

By:		/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

LENDERS

Erste Bank New York

By:		/s/ ROBERT J. WAGMAN
	Name:	Robert J. Wagman
	Title:	Director

By:		/s/ BRYAN LYNCH
	Name:	Bryan Lynch
	Title:	First Vice President

LENDERS

Ballyrock CLO II Limited,

By:	Ballyrock Investment Advisors LLC, as Collateral Manager

By:		/s/ LISA RYMUT
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

LENDERS

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:		/s/ MARK OSTERHELD
	Name:	Mark Osterheld
	Title:	__________ Treasurer

LENDERS

ARUM CLO 2002-1 Ltd.,

By	Columbia Management Advisors, Inc. as Investment Manager

By:		/s/ MARK S. PELLETIER
	Name:	Mark S. Pelletier
	Title:	Director

LENDERS

Flagship Capital CLO 2001-1

By:	Flagship Capital Management, Inc.

By:		/s/ MARK S. PELLETIER
	Name:	Mark S. Pelletier
	Title:	Director

LENDERS

Flagship Capital CLO II

By:	Flagship Capital Management, Inc.

By:		/s/ MARK S. PELLETIER
	Name:	Mark S. Pelletier
	Title:	Director

LENDERS

Flagship Capital CLO III

By:	Flagship Capital Management, Inc.

By:		/s/ MARK S. PELLETIER
	Name:	Mark S. Pelletier
	Title:	Director

LENDERS

Stein Roe & Farnham CLO I LTD.,

By Columbia Management Advisors, Inc. as Portfolio Manager

By:		/s/ MARK S. PELLETIER
	Name:	Mark S. Pelletier
	Title:	Director

LENDERS

Franklin CLO I, Limited
[Print Name of Financial Institution]

By:		/s/ DAVID ARDINI
	Name:	DAVID ARDINI
	Title:	VICE PRESIDENT

LENDERS

FRANKLIN FLOATING RATE DAILY ACCESS FUND
[Print Name of Financial Institution]

By:		/s/ RICHARD HSU
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

General Electric Capital Corporation
[Print Name of Financial Institution]

By:		/s/ MAURA FITZGERALD
	Name:	Maura Fitzgerald
	Title:	Duly Authorized Signatory

LENDERS

HIGHLAND FLOATING RATE ADVANTAGE FUND

By:	Highland Capital Management, L.P., its Investment Advisor

By:		/s/ R. JOSEPH DOUGHERTY
	Name:	R. Joseph Dougherty
	Title:	Senior Vice President, Secretary

LENDERS

HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

By:	Highland Capital Management, L.P., its Investment Advisor

By:		/s/ R. JOSEPH DOUGHERTY
	Name:	R. Joseph Dougherty
	Title:	Senior Vice President, Secretary

LENDERS

SEQUILS - PILGRIM I, LTD

By:	ING Investments, LLC as its investment manager

By:		/s/ THEODORE M. HOOG
	Name:	Theodore M. Hoog
	Title:	Vice President

PILGRIM CLO 1999 -1 LTD.

By:	ING Investments, LLC as its investment manager

By:		/s/ THEODORE M. HOOG
	Name:	Theodore M. Hoog
	Title:	Vice President

LENDERS

ING PRIME RATE TRUST

By:	ING Investment Management, Co. as its investment manager

By:		/s/ THEODORE M. HOOG
	Name:	Theodore M. Hoog
	Title:	Vice President

ING SENIOR INCOME FUND

By:	ING Investment Management, Co. as its investment manager

By:		/s/ THEODORE M. HOOG
	Name:	Theodore M. Hoog
	Title:	Vice President

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

By:	ING Investments, LLC as its investment manager

By:		/s/ THEODORE M. HOOG
	Name:	Theodore M. Hoog
	Title:	Vice President

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

By:	ING Investments, LLC as its investment manager

By:		/s/ THEODORE M. HOOG
	Name:	Theodore M. Hoog
	Title:	Vice President

LENDERS

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
By:	ING Capital Advisors LLC, as Collateral Manager

By:		/s/ GORDON R. COOK
	Name:	GORDON R. COOK
	Title:	MANAGING DIRECTOR

ENDURANCE CLO I, LTD
C/o ING Capital Advisors LLC, as Portfolio Manager

By:		/s/ GORDON R. COOK
	Name:	GORDON R. COOK
	Title:	MANAGING DIRECTOR

ARCHIMEDES FUNDING III, LTD.
By:	ING Capital Advisors LLC, as Collateral Manager

By:		/s/ GORDON R. COOK
	Name:	GORDON R. COOK
	Title:	MANAGING DIRECTOR

SEQUILS-ING I (HBDGM), LTD.
By:	ING Capital Advisors LLC, as Collateral Manager

By:		/s/ GORDON R. COOK
	Name:	GORDON R. COOK
	Title:	MANAGING DIRECTOR

NEMEAN CLO, LTD.
By:	ING Capital Advisors LLC, as Investment Manager

By:		/s/ GORDON R. COOK
	Name:	GORDON R. COOK
	Title:	MANAGING DIRECTOR

LENDERS

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

ALZETTE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

AVALON CAPITAL LTD.

By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

DIVERSIFIED VIEW PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

INVESCO EUROPEAN CDO I S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

PETRUSSE EUROPEAN CLO S.A.fvfv

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

SEQUILS LIBERTY, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ GREGORY STOECKLE
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

LENDERS

KATONAH I, LTD.

By:		/s/ RALPH DELLA ROCCA
	Name:	RALPH DELLA ROCCA
	Title:	Authorized Officer
Katonah Capital, L.L.C. As Manager

LENDERS

KATONAH II, LTD.

By:		/s/ RALPH DELLA ROCCA
	Name:	RALPH DELLA ROCCA
	Title:	Authorized Officer
Katonah Capital, L.L.C. As Manager

LENDERS

KATONAH III, LTD.

By:		/s/ RALPH DELLA ROCCA
	Name:	RALPH DELLA ROCCA
	Title:	Authorized Officer
Katonah Capital, L.L.C. As Manager

LENDERS

KATONAH VI, LTD.

By:		/s/ RALPH DELLA ROCCA
	Name:	RALPH DELLA ROCCA
	Title:	Authorized Officer
Katonah Capital, L.L.C. As Manager

LightPoint CLO 2004-1, Ltd.

By:		/S/ COLIN DONLAN
	Name:	COLIN DONLAN
	Title:	VICE PRESIDENT

Lender,

Llyods TSB Bank, plc

By:	/s/ DEBORAH CARLSON
Deborah Carlson
VP & Manager, Global Corporate, NY

By:	/s/ JAMES RUDD
James Rudd
VP, Financial Institutions, NY

LENDERS

INDOSUEZ CAPITAL FUNDING VI, LIMITED
[Print Name of Financial Institution]

LYON CAPITAL MANAGEMENT LLC

By:		/s/ ALEXANDER B. KENNA
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

By:	LYON CAPITAL MANAGEMENT LLC As Collateral Manager

LENDERS

LCM I LIMITED PARTNERSHIP

LCM II LIMITED PARTNERSHIP
[Print Name of Financial Institution]

LYON CAPITAL MANAGEMENT LLC

By:		/s/ ALEXANDER B. KENNA
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

By:	LYON CAPITAL MANAGEMENT LLC As Collateral Manager

LENDERS

KZH CRESCENT-3 LLC

By:		/s/ DORIAN HERRERA
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

LENDERS

KZH PONDVIEW LLC

By:		/s/ DORIAN HERRERA
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

LENDERS

KZH SOLEIL LLC

By:		/s/ DORIAN HERRERA
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

LENDERS

KZH SOLEIL-2 LLC

By:		/s/ DORIAN HERRERA
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

LENDERS

DEBT STRATEGIES FUND, INC.

By:	/s/ OMAR JAMA
Omar Jama
Authorized Signatory

SENIOR HIGH INCOME PORTFOLIO, INC.

By:	/s/ OMAR JAMA
Omar Jama
Authorized Signatory

MASTER SENIOR FLOATING RATE TRUST

By:	/s/ OMAR JAMA
Omar Jama
Authorized Signatory

LENDERS

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ OMAR JAMA
Omar Jama
Authorized Signatory

Longhorn CDO III, LTD.

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ OMAR JAMA
Omar Jama
Authorized Signatory

Longhorn CDO (Cayman) LTD

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ OMAR JAMA
Omar Jama
Authorized Signatory

Longhorn CDO II, LTD.

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ OMAR JAMA
Omar Jama
Authorized Signatory

LENDERS

Venture IV CDO Limited

By	its investment advisor, MJX Asset Management LLC

By:		/s/ KENNETH OSTMANN
	Name:	Kenneth Ostmann
	Title:	Director

LENDERS

Natexis Banques Populaires
[Print Name of Financial Institution]

By:		/s/ TIMOTHY L. POLVADO
	Name:	Timothy L. Polvado
	Title:	Vice President and Group Manager

By:		/s/ DANIEL PAYER
	Name:	Daniel Payer
	Title:	Vice President

LENDERS

ELF Funding Trust III

By:	New York Life Investment Management LLC, as Attorney-in-Fact

By:		/s/ ROBERT H. DIAL
	Name:	Robert H. Dial
	Title:	Managing Director

MainStay Floating Rate Fund, a series of Eclipse Fund Inc.

By:	New York Life Investment Management LLC

By:		/s/ ROBERT H. DIAL
	Name:	Robert H. Dial
	Title:	Managing Director

NYLIM Flatiron CLO 2004-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:		/s/ ROBERT H. DIAL
	Name:	Robert H. Dial
	Title:	Managing Director

LENDERS

Clydesdale CLO 2001-1, Ltd.
[Print Name of Financial Institution]

By:		/s/ ELIZABETH MACK
Name:
Title:

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

Clydesdale CLO 2003 Ltd
[Print Name of Financial Institution]

By:		/s/ ELIZABETH MACK
Name:
Title:

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

Clydesdale CLO 2004, Ltd
[Print Name of Financial Institution]

By:		/s/ ELIZABETH MACK
Name:
Title:

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

LENDERS

Clydesdale Strategic CLO I, Ltd
[Print Name of Financial Institution]

By:		/s/ ELIZABETH MACK
Name:
Title:

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

LENDERS

NCRAM Loan Trust
[Print Name of Financial Institution]

By:		/s/ ELIZABETH MACK
Name:
Title:

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISOR

LENDERS

Nomura Bond & Loan Fund
[Print Name of Financial Institution]

By:	/s/ ELIZABETH MACK
Name:
Title:

By:	UFJ Trust Bank Limited as Trustee

By:	Nomura Corporate Research and Asset Management Inc. Attorney in Fact

LENDERS

[Print Name of Financial Institution]

By:
Name:
Title:

OAK HILL SECURITIES FUND, L.P.		OAK HILL SECURITIES FUND II, L.P.

By:	Oak Hill Securities GenPar, L.P. its General Partner	By:	Oak Hill Securities GenPar II, L.P. its General Partner

By:	Oak Hill Securities MGP, Inc., its General Partner	By:	Oak Hill Securities MGP II, Inc., its General Partner

By:	/s/ SCOTT D. KRASE	By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Vice President	Title:	Vice President

OAK HILL CREDIT PARTNERS I, LIMITED		OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management I, LLC As Investment Manager	By:	Oak Hill CLO Management II, LLC As Investment Manager

By:	/s/ SCOTT D. KRASE	By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ SCOTT D. KRASE
Name:	Scott D. Krase
Title:	Authorized Person

LENDERS

Addison CDO, Limited

By:	Pacific Investment Management Company LLC, as it Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Bedford CDO, Limited

By:	Pacific Investment Management Company LLC, as it Investment Advisor

	By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

CAPTIVA IV Finance Ltd. as advised by Pacific Investment Management Company LLC

By:	/s/ DAVID DYER
David Dyer
Director

LENDERS

CAPTIVA IV Finance Ltd. as advised by Pacific Investment Management Company LLC

By:	/s/ DAVID DYER
David Dyer
Director

LENDERS

DELANO Company

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

EQ Advisors Trust EQ/High Yield Portfolio

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Jissekikun Funding, Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Loan Funding III LLC

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

PIMCO Floating Rate Income Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

ROYALTON COMPANY

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

SEQUILS-MAGNUM, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Southport CLO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Waveland – INGOTS, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

Wrigley CDO, Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR
Mohan V. Phansalkar
Managing Director

LENDERS

BOSTON HARBOR CLO 2004-1, LTD.

By:	/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

LENDERS

PUTNAM DIVERSIFIED INCOME TRUST

By:	/s/ BETH MAZOR
	Name:	Beth Mazor
	Title:	V.P.

LENDERS

CLT, L.P.

By Royal Bank of Canada as Collateral Manager

By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory

LENDERS

FOXE BASIN CLO 2003, LTD.

By Royal Bank of Canada as Collateral Manager

By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory

LENDERS

HUDSON STRAITS CLO 2004, LTD.

By Royal Bank of Canada as Collateral Manager

By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory

LENDERS

SEQUILS-Glace Bay, Ltd.

By Royal Bank of Canada as Collateral Manager

By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Authorized Signatory

LENDERS

Sun Life Assurance Company of Canada (US)

By:	Fairlead Capital Management, Inc. as Sub-Advisor

By:	/s/ MELISSA MARANO
Name:	Melissa Marano
Title:	Vice President and Senior Portfolio Manager

LENDERS

Stanfield Arbitrage CDO, Ltd.

By:	Stanfield Capital Partners LLC as its Collateral Manager
[Print Name of Financial Institution]

By:		/s/ CHRISTOPHER E. JANSEN
	Name:	Christopher E. Jansen
	Title:	Managing Partner

LENDERS

Stanfield Carrera CLO, Ltd.

By:	Stanfield Capital Partners LLC as its Asset Manager
[Print Name of Financial Institution]

By:		/s/ CHRISTOPHER E. JANSEN
	Name:	Christopher E. Jansen
	Title:	Managing Partner

LENDERS

Stanfield Quattro CLO, Ltd.

By:	Stanfield Capital Partners LLC As its Collateral Manager
[Print Name of Financial Institution]

By:		/s/ CHRISTOPHER E. JANSEN
	Name:	Christopher E. Jansen
	Title:	Managing Partner

LENDERS

STONE TOWER CLO II LTD.

Stone Tower Debt Advisors LLC as its Collateral Manager

By:		/s/ WILLIAM J. SHEORIS
	Name:	William J. Sheoris
	Title:	Authorized Signatory

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

CELERITY CLO LIMITED

By:	TCW Advisors, Inc., As Agent

By:		/s/ MATTHEW A. MILLER
	Name:	MATTHEW A. MILLER
	Title:	SENIOR VICE PRESIDENT

By:		/s/ JONATHAN R. INSULL
	Name:	JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

C-SQUARED CDO LTD.

By:	TCW Advisors, Inc., as its Portfolio Manager

By:		/s/ JONATHAN R. INSULL
	Name:	JONATHAN R. INSULL
	Title:	MANAGING DIRECTOR

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

FIRST 2004-I CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ MATTHEW A. MILLER
Name:	Matthew A. Miller
Title	Senior Vice President

By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title	Managing Director

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

FIRST 2004-II CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ MATTHEW A. MILLER
Name:
Title

By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title	Managing Director

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By:	TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

By:	/s/ MATTHEW A. MILLER
Name:	Matthew A. Miller
Title:	Senior Vice President

By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

TCW SELECT LOAN FUND, LIMITED

By:	TCW Advisors, Inc. as its Collateral Manager

By:	/s/ MATTHEW A. MILLER
Name:	MATTHEW A. MILLER
Title:	SENIOR VICE PRESIDENT

By:	/s/ JONATHAN R. INSULL
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

VELOCITY CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ MATTHEW A. MILLER
Name:	MATTHEW A. MILLER
Title:	SENIOR VICE PRESIDENT

By:	/s/ JONATHAN R. INSULL
Name:	JONATHAN R. INSULL
Title:	MANAGING DIRECTOR

LENDERS

TORONTO DOMINION (NEW YORK), LLC.

By:	/s/ MASOOD FIKREE
Name:	Masood Fikree
Title:	Authorized Signatory

LENDERS

APEX (Trimaran) CDO I, LTD.

By	Trimaran Advisors, L.L.C.

By:		/s/ DAVID M. MILLISON
	Name:	David M. Millison
	Title:	Managing Director